UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

June 11, 2024
Date of Report (Date of earliest event reported)

Sinclair, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-271072	92-1076143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road Hunt Valley, MD  21030
(Address of principal executive offices and zip code)

(410) 568-1500
(Registrants' telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Sinclair, Inc.

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $ 0.01 per share	SBGI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Sinclair, Inc. (the “Company”) was held on June 11, 2024. At the meeting, three proposals, as set forth in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) previously filed with the U.S. Securities and Exchange Commission on April 26, 2024 and related materials, were submitted to the stockholders for a vote.

Proposal 1: Election of Nine Directors

In response to Proposal 1, the stockholders elected all persons nominated to the board of directors (the “Board”) of the Company as set forth in the Proxy Statement, for a term expiring at the next annual stockholders meeting in 2025 or until their respective successors have been elected and qualified. The table below sets forth the results of the voting for nominated directors:

Election of Directors	For	Against or Withheld	Broker Non-Votes
David D. Smith	247,677,153	4,403,200	10,372,981
Frederick G. Smith	247,800,009	4,280,344	10,372,981
J. Duncan Smith	247,803,338	4,277,015	10,372,981
Robert E. Smith	246,171,664	5,908,689	10,372,981
Laurie R. Beyer	249,676,888	2,566,442	10,210,004
Benjamin S. Carson, Sr.	249,265,313	2,818,059	10,369,962
Howard E. Friedman	243,144,049	8,939,014	10,370,271
Daniel C. Keith	245,310,999	6,771,520	10,370,815
Benson E. Legg	245,683,675	6,555,187	10,214,472

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

In response to Proposal 2 as set forth in the Proxy Statement, the stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2024. The table below sets forth the results of the voting for Proposal 2:

For	Against	Abstain	Broker Non-Votes
261,089,928	1,299,340	64,066	—

Proposal 3: A Non-Binding Advisory Vote on Our Executive Compensation

In response to Proposal 3 as set forth in the Proxy Statement, the stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis and the accompanying tables in the Proxy Statement. The table below sets forth the results of the voting for Proposal 3:

For	Against	Abstain	Broker Non-Votes
243,867,013	8,289,032	100,762	10,196,527

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR, INC.

By: /s/ David R. Bochenek

Name:    David R. Bochenek
Title:    Senior Vice President / Chief Accounting Officer
Dated: June 12, 2024